Exhibit 99.1
Grubb & Ellis Company and NNN Realty Advisors Announce Merger Agreement
Transaction Combines Complementary Business Lines and Creates a Platform for Significant Growth
CHICAGO, IL and SANTA ANA, CA, May 22 / —Grubb & Ellis Company (NYSE: GBE) and NNN Realty Advisors, Inc. (“NNN Realty Advisors”) announced today that they have entered into a definitive merger agreement, creating a best-in-class real estate services company with a total capitalization of approximately $725 million. The merger, which has been approved by the Board of Directors of both Grubb & Ellis and NNN Realty Advisors, will combine one of the world’s leading full-service commercial real estate organizations with a leading sponsor of commercial real estate programs to create a diversified real estate services business providing a complete range of transaction, management and consulting services, and possessing a strong platform for continued growth. The company will retain the Grubb & Ellis name and will continue to be listed on the NYSE under the ticker symbol “GBE.”
Pursuant to the merger agreement, the merger will be effected through the issuance of 0.88 shares of Grubb & Ellis common stock for each share of NNN Realty Advisors common stock outstanding. The transaction is expected to close in the third or fourth quarter of 2007, subject to approval by stockholders of both companies and other customary closing conditions of transactions of this type. Upon closing, Grubb & Ellis is expected to begin paying an annual dividend of $0.41 per share.
Following the merger, Grubb & Ellis stockholders will own approximately 41% of the combined company and NNN Realty Advisors stockholders will own approximately 59% of the combined company.
C. Michael Kojaian, Chairman of Grubb & Ellis Company stated “The stock for stock transaction offers significant benefits to stockholders of both companies by combining two industry leaders in their respective segments of the commercial real estate industry. We believe that the combination of the two companies will be accretive in the first full year of operations subsequent to closing and will generate significant cash flow to fuel long term growth.”
Tony Thompson, founder, Chairman of NNN Realty Advisors and its largest stockholder stated “This transaction creates a best in class real estate services company with significant growth potential for our stockholders and employees. With access to Grubb & Ellis’ leading brokerage network, we believe the cross-selling opportunities are enormous, both with respect to growing our commercial real estate programs but also as we look to ways to expand the multitude of services we are able to provide to our clients. I look forward to a promising future with Grubb & Ellis and its management.”
Scott D. Peters, Chief Executive Officer and President of NNN Realty Advisors will become Chief Executive Officer of the combined entity. Scott D. Peters stated, “this is an exciting day for both NNN Realty Advisors and Grubb & Ellis. By leveraging the strengths of these two companies, we will create a dynamic real estate services company. The combined entity will have an attractive mix of diversified earnings with minimal leverage on the balance sheet, well-positioned for growth, both domestically and internationally, consistent with the strategic focus of Grubb & Ellis.”

Mark Rose, Chief Executive Officer of Grubb & Ellis stated “The combined company will have the talent, financial strength and resources to aggressively address today’s global commercial real estate marketplace. The transaction reinforces and accelerates Grubb & Ellis’ growth and strategic vision.”
The combined company will be headquartered in Santa Ana, CA. Upon closing, the Grubb & Ellis Board will be increased to nine members which will include six nominees from NNN Realty Advisors and three nominees from Grubb & Ellis. Anthony W. Thompson, Founder and Chairman of the Board of NNN Realty Advisors, will join Grubb & Ellis as Chairman of the Board. C. Michael Kojaian, currently Chairman of the Board of Directors of Grubb & Ellis, will remain on the Board of Directors of Grubb & Ellis. Scott D. Peters, President and Chief Executive Officer of NNN Realty Advisors will join the Grubb & Ellis Board of Directors.
Certain entities affiliated with the Chairman of the Board of Grubb & Ellis Company, which collectively own approximately 39% of the outstanding shares of Grubb & Ellis common stock, have agreed to vote their shares in favor of the merger. Similarly, members of management and the Board of Directors of NNN Realty Advisors who collectively own approximately 28% of the outstanding shares of NNN Realty Advisors common stock have agreed to vote their shares in favor of the merger.
Grubb & Ellis’ financial advisor with respect to the transaction was JMP Securities LLC and NNN’s financial advisor was Lehman Brothers Inc. Grubb & Ellis’ legal advisor with respect to the transaction was Zukerman Gore & Brandeis, LLP and NNN Realty Advisors’ legal advisor was Alston + Bird LLP.
CONFERENCE CALL
Grubb & Ellis’ and NNN Realty Advisors’ management will discuss the transaction on a conference call on Thursday, May 24, 2007 at 4:00 p.m. EDT. Details regarding the call will be made available in the near future.
FORWARD-LOOKING LANGUAGE
This press release contains “forward-looking statements” within the meaning of Private Securities Litigation Reform Act of 1995. Any statement in this press release about expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward looking statements Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving NNN Realty Advisors and Grubb & Ellis, including potential synergies and cost savings and the timing thereof, future financial and operating results, the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services. Any forward-looking statements are based upon the current beliefs and expectations of NNN Realty Advisors’ and Grubb & Ellis’ management and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements of transactions of Grubb & Ellis, NNN Realty Advisors and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statement: the failure to realize synergies and cost-savings from the transaction or delay in the realization thereof; the inability to combine the businesses of NNN Realty Advisors and Grubb & Ellis successfully, or that such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; increased operating costs and business disruption following the merger, including adverse effects on employee retention and on business relationships with third parties; the failure of NNN Realty Advisors and Grubb & Ellis stockholders to approve the transaction; the ability to obtain governmental approvals of the transaction on a timely basis; the effects of general and local economic and real estate conditions; reliance on the largest stockholders as well as other key executive officers, the loss of any such key executive officers or the failure to hire and retain qualified employees; and the ability to expand the Grubb & Ellis footprint internationally.
Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. Any forward looking statements speaks only as of the date on which it is made and the companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
ADDITONAL INFORMATION AND WHERE TO FIND IT
THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITION OF AN OFFER TO SELL ANY SHARES. In connection with the proposed transaction, Grubb & Ellis and NNN Realty Advisors expect to file a joint proxy statement/prospectus with the Securities and Exchange Commission as part of a registration statement regarding the proposed merger. Investors and security holders are urged to read the joint proxy statement/prospectus of Grubb & Ellis and NNN Realty Advisors because they will contain important information about Grubb & Ellis and NNN Realty Advisors and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus (when available), and other documents filed by Grubb & Ellis and NNN Realty Advisors with the SEC at the SEC’s website at http://www.sec.gov. The definitive joint proxy statement/prospectus and other relevant documents may also be obtained free of charge from Grubb & Ellis or NNN Realty Advisors by directing such request to: Grubb & Ellis Company, 500 West Monroe, Suite 2800, Chicago, IL 60661, 312-698-6707, Attention: Janice McDill, or NNN Realty Advisors, Inc., 1551 N. Tustin Avenue, Suite 300, Santa Ana, CA 92705, 714-667-8252 x840, Attention: Staci Ann Thompson Investors and security holders are urged to read the proxy statement/prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.
Grubb & Ellis, NNN Realty Advisors and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Grubb & Ellis and NNN Realty Advisors in connection with the merger. Information about Grubb & Ellis’ directors and executive officers is set forth in the annual proxy statement and Annual Report on Form 10-K, and information about NNN Realty Advisors’ directors and executive officers is set forth in the Registration Statement on Form S-1, which can be found on the SEC’s website at http://www.sec.gov. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available.